EXHIBIT 10.35

Casa Tierra Title Company
GF # 00050591

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

WARNING: THIS IS NOT A PURCHASE AGREEMENT. This Real Estate Contract (this “Contract”) has the effect of actually transferring equitable title to real estate.

This form does not contain disclosures required by Federal Reserve Regulation Z and Consumer Protection Act “Truth in Lending”. Use this form only in conjunction with another instrument incorporating the required disclosures or for transactions exempt from the Act.

THIS CONTRACT IS MADE on September 1, 2005 (the “Effective Date”), by BOWLIN TRAVEL CENTERS INC., a Nevada corporation (“Seller”) whose address is 150 LOUISIANA N.E., ALBUQUERQUE, NM 87108 and LOST RIVER ESTATES LLC (“Buyer”) whose address is P.O. BOX 1026, CLOUDCROFT, NM 88317 who is purchasing as:
TENANTS IN COMMON ☐   JOINT TENANTS ☐    OTHER ☐  ________________________________________________
Seller and Buyer agree:

1.	SALE: Seller sells to Buyer the following described real estate (the “Property”): LA LUZ GATE ROAD/HIGHWAY 54/70, Alamogordo, NM 88310 See Exhibit A attached hereto and made a part hereof.

or see metes and bounds description attached as Exhibit A, OTERO County, New Mexico. Subject to reservations, restrictions, covenants, easements of record, taxes and assessments and the “Prior Obligations” (the “Permitted Exceptions”).

2.	PRICE AND PAYMENT.

A.	BUYER WILL PAY:

CONTRACT SALE PRICE		$ 120,000.00
(Total of Down Payment, Assumed Prior Obligations and Balance Due Seller)
(One Hundred Twenty Thousand And 00/100			Dollars)

(1)	DOWN PAYMENT	$ 20,000.00
	TWENTY THOUSAND DOLLARS AND 00/100		Dollars)

(2)	ASSUMED PRIOR OBLIGATIONS	$ N/A
	(N/A		Dollars)

(3)	BALANCE DUE SELLER (including wrapped Prior Obligations)	$ 100,000.00
	(ONE HUNDRED THOUSAND DOLLARS AND 00/100		Dollars)

PAYABLE AS FOLLOWS:
THIS REAL ESTATE CONTRACT IS TO BE PAID TO SELLER THROUGH ESCROW IN EQUAL MONTHLY INSTALLMENTS OF $666.67 INTEREST ONLY. PRINCIPAL TO BE REDUCED ANNUALLY AS FOLLOW: $4,000.00 PRINCIPAL REDUCTION ON 12TH PAYMENT, $24,000.00 REDUCTION ON 24TH, 36TH & 48TH MONTHLY INSTALLMENTS. BALANCE DUE AND PAYABLE ON THE 60TH PAYMENT

REALTORS® Association of New Mexico (RANM) makes no warranty of the legal effectiveness or validity of this form and disclaims any liability for damages resulting from its use. By use of this form the parties agree to the limitations set forth in this paragraph. The parties hereby release RANM, the real estate brokers, their agents and employees from any liability arising out of the use of this form. You should consult your attorney with regards to the effectiveness, validity, or consequences of any use of this form. The use of this form is not intended to identify the user as a REALTOR®. REALTORS® is a registered collective membership mark which may be used only by real estate licensees who are members of the National Association of REALTORS® and who subscribe to the Association’s strict Code of Ethics

RANM Form 2401 Page 1 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

If not sooner paid pursuant to the terms of this Contract, the entire Balance Due Seller shall be due and payable 30 years from the date of the first payment.

B.
INTEREST ON BALANCE DUE SELLER. Except as specifically stated to the contrary in Paragraph 2A, the Balance Due Seller will bear interest at the rate of 8% per year (the “Interest Rate”) from the Effective Date, and the payments will be paid to Escrow Agent (named below) and continue until the entire Balance Due Seller plus any accrued interest due to Seller is fully paid.

C.
LATE CHARGES AND COLLECTION COSTS. Buyer will pay all late charges and all collection costs incurred on all Prior Obligations paid directly by Buyer or through Escrow Agent. A late charge of $100.00 will be due and payable by Buyer on any payment that is over 5 days overdue. Late charges will be paid to Seller as additional interest.

D.	APPLICATION OF PAYMENTS ON BALANCE DUE SELLER.

(1)	Initial only one of the following two paragraphs

____
PERIODIC INTEREST. Payments received by Escrow Agent, excepting prepayments, will be applied to regularly scheduled installments in the order in which payments are due and will be credited as though the payments had been made on heir respective due dates, first to interest and then to the Balance Due Seller.

XXX	DAILY INTEREST. Payments will be applied as of the date of receipt by Escrow Agent, first to accrued interest then to the balance Due Seller.

(2)
All payments will be assumed to be regular payments, and not prepayments, unless otherwise specified by Buyer in writing at the time of delivering the payments to Escrow Agent. Buyer may prepay all or any part of the Balance Due Seller. Any prepayment will be credited first to accrued interest, then to the Balance Due Seller, and then to Prior Obligations assumed by Buyer. Notwithstanding any prepayments, Buyer will make the next regularly scheduled payments.

3.	PRIOR OBLIGATIONS.

A.	Each of the following Prior Obligations is currently outstanding on the Property:

No.	Type of Lien or Obligation	Holder	Loan Number	Recording Data

1.	NONE OF RECORD
2.
3.

B.
IF ANY PRIOR OBLIGATIONS ARE CURRENTLY OUTSTANDING ON THE PROPERTY, INITIAL ANY OF THE FOLLOWING PARAGRAPHS, WHICH APPLY. ONLY THE INITIALED PARAGRAPHS WILL APPLY. Seller and Buyer appoint Escrow Agent as their Attorney-in-Fact for the limited purpose of obtaining account information as needed from the holders of the Prior Obligations.

(1)	ASSUMED PRIOR OBLIGATIONS.

___	(a)
PAID THROUGH ESCROW. Buyer assumes and agrees to pay and perform the Prior Obligations in accordance with their terms. Buyer will make the required payments on the Prior Obligations, together with the required payments on this Contract, to Escrow Agent, which will remit the payments to the proper payee. Buyer will advise Escrow Agent of any change in the amount of the payment due on any Prior Obligations. When the Balance Due Seller is fully paid, this Escrow will terminate and Buyer will make the required payments on the Prior Obligations directly to the proper payee.

RANM Form 2401 Page 2 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

This Paragraph applies to the following Prior Obligations:

___	(b)
PAID DIRECTLY BY BUYER. Buyer assumes and agrees to pay and perform the Prior Obligations in accordance with their terms. Buyer will make the required payments on the Prior Obligations directly to the proper payee. If the Buyer fails to pay the required payments before they become delinquent, Seller may pay the payment. Payment by Seller will not be deemed a waiver of Buyer’s default, and the amount paid by Seller will be immediately due and payable to Seller and will bear interest from date of payment by Seller until paid at the highest Interest Rate provided in Paragraph 2B. This Paragraph applies to the following Prior Obligations:

(2)	WRAPPED PRIOR OBLIGATIONS.

___	(a)
PAID THROUGH ESCROW. Buyer does not assume and does not agree to pay the Prior Obligations. All required payments due on the Prior Obligations will be remitted by Escrow Agent to the proper payee out of the payments on the Balance Due Seller. If Buyer fails to pay the required payments before they become delinquent, Seller may pay the payment. Payment by Seller will not be deemed a waiver of Buyer’s default, and the amount paid by Seller will be immediately due and payable to Seller and will bear interest from the date of payment by Seller until paid at the highest Interest Rate provided in Paragraph 2B. Upon payment of the Balance Due Seller, Seller will obtain a release of the Property from the lien of the wrapped Prior Obligations. This Paragraph applies to the following Prior Obligations:

___	(b)
PAID DIRECTLY BY SELLER. Buyer does not assume and does not agree to pay the Prior Obligations. Seller will be responsible for all payments required under the Prior Obligations and will keep the Prior Obligations in good standing. Upon payment of the Balance Due Seller, Seller will obtain a release of the Property from the lien of the wrapped Prior Obligations. This Paragraph applies to the following Prior Obligations:

4.	BUYER TO MAINTAIN PROPERTY, PAY INSURANCE, TAXES AND PAVING LIENS; AND SELLER’S RIGHTS.

A.
MAINTENANCE. Buyer will maintain the Property in as good condition as on the Effective Date, excepting normal wear and tear. Buyer will obey all applicable laws governing the use of the property, including but not limited to environmental laws.

B.
INSURANCE. Buyer will keep the insurable improvements upon the Property insured against the hazards covered by fire and extended coverage and public liability insurance, with an insurance company satisfactory to Seller in the amount of:

(1)
not less than the greater of the replacement cost of the improvements or the Balance Due Seller, for the benefit of Buyer and Seller as their interests may appear, as to fire and extended coverage; and

(2)
not less than RAW LAND as to liability with Seller as additional named insured, and Buyer will furnish a copy of the insurance policy or certificate of the insurance policy to Seller annually before expiration of existing insurance stating that coverage will not be canceled or diminished without a minimum of 15 days prior written notice to Seller.

C.
TAXES. The property taxes for the current year have been divided and prorated between Seller and Buyer as of the Effective Date and Buyer is responsible for and will pay the taxes and assessments of every kind against the Property. Buyer will have the Property assessed for taxation in Buyer’s name. Unless taxes are paid through an escrow account, Buyer will send copies of paid tax receipts to Seller within 30 days after the taxes become due and payable

D.
PAVING, UTILITY AND OTHER IMPROVEMENT LIENS AND CHARGES. Subject to proration, Buyer assumes any paving, utility or other improvement liens or charges now or later assessed against the Property and will pay all installments of principal and interest thereon that become due after the Effective Date.

E.
SELLER’S RIGHTS. If Buyer fails to pay any amounts (required to be paid) by Paragraphs 4 B, C and D before the amounts become delinquent, Seller may pay the amounts (but is not obligated to do so) for protection of the Property and Seller’s interest in the Property. Payment of the amounts will not be deemed a waiver of the Buyer’s default for failure to pay the amounts, and the amounts that have been paid will be immediately due and payable to Seller, and will bear interest until paid at the highest Interest Rate provided in Paragraph 2B.

RANM Form 2401 Page 3 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS®ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

5.	BUYER’S RIGHT TO POSSESSION. Buyer will be entitled to take and retain possession of the Property unless and until Buyer’s rights in the Property are terminated by Seller, as provided in Paragraph 8.

6.
BUYER’S RIGHT TO SELL, ASSIGN, CONVEY, OR ENCUMBER. A sale, assignment, conveyance or encumbrance of all or any portion of Buyer’s interest in this Contract or the Property to any person or entity (an “Assignee”) constitutes a Transfer under this Contract.

A.
SALE WITHOUT CONSENT OF SELLER. A Transfer to an Assignee will not require the consent of Seller. Buyer will not, however, be released from Buyer’s obligations under this Contract by any Transfer under this Paragraph. Buyer will deliver a copy of the written evidence of the Transfer (the “Transfer Document”) to Escrow Agent.

B.
NO SALE WITHOUT CONSENT OF SELLER.
CAUTION: THE FOLLOWING PARAGRAPH SEVERELY RESTRICTS THE RIGHT OF BUYER TO TRANSFER THIS CONTRACT AND THE PROPERTY. To invoke this Paragraph, initial where indicated. If this Paragraph is initialed, paragraph 6A does not apply.

N/A
Transfer without payment of the Balance Due Seller will require obtaining the prior written consent of Seller, which Seller will not unreasonably withhold. A Transfer without payment of the Balance Due Seller, and without the prior written consent of Seller, will be an event of default for which Seller will have the right to send a Default Notice pursuant to Paragraph 8 and to demand payment of the Balance Due Seller.

Caution: If the Property is subject to any prior mortgages, deeds of trust or real estate contracts, their provisions should be examined carefully for any conflict with Paragraph 6.

7.
TITLE INSURANCE OR ABSTRACT. Seller is delivering a Contract Purchaser’s Title Insurance Policy to Buyer or Abstract of Title to Escrow Agent at the time this Contract is escrowed, showing insurable or marketable title to the Property as of the Effective Date, subject to the Permitted Exceptions, and Seller is not obligated to provide other evidence of title,

8.	SELLER’S RIGHTS IF BUYER DEFAULTS.

A.
DEFAULT NOTICE. Time is of the essence in this Contract. If Buyer fails to pay or perform any obligation of Buyer under this Contract, the failure will constitute a default and Seller may give notice of default to Buyer, specifying the default and the curative action required (the “Default Notice”), at Buyer’s mailing address as follows:
P.O. BOX 1026, CLOUDCROFT, NM 88317 or at such other address that Buyer may designate by a written, signed statement delivered to Escrow Agent. If Seller’s attorney sends a Default Notice, Buyer will pay within the time allowed the additional sum of $100.00, plus gross receipts tax and postage, for Seller’s attorneys fees and costs in connection with sending of the Default Notice.

B.
MANNER OF GIVING DEFAULT NOTICE. Default Notice will be given in writing by certified mail, return receipt requested, and regular first class mail, addressed to Buyer at the address for Buyer provided in Paragraph 6A, with a copy to Escrow Agent. Default Notice given as provided in Paragraph 8A is sufficient for all purposes, whether or not the Default Notice is actually received.

C.	BUYER’S FAILURE TO CURE DEFAULT RESULTS IN TERMINATION OF BUYER’S EQUITABLE RIGHTS IN THE PROPERTY OR ACCELERATION OF BALANCE DUE SELLER.
(1)	If Buyer fails or neglects to cure any default within 30 days after the date Seller’s Default Notice is mailed, then Seller may, at Seller’s option, either
(a)
declare the Balance Due Seller to be then due and proceed to enforce payment of the Balance Due Seller, plus any accrued interest, together with reasonable attorneys fees, postage and costs in which case the special warranty deed will remain in escrow; or

(b)
terminate Buyer’s rights in the Property and retain all sums paid as liquidated damages to that date for the use of the Property, and all rights of Buyer in the Property will end. If the final day for curing the default falls on a non-business day of Escrow Agent, then the period for curing the default will extend to the close of business on the next business day of Escrow Agent. If the Contract is terminated by Seller, Buyer will forfeit all payments made pursuant to this Contract. Buyer waives any claim to the payments if a default occurs and Seller elects to terminate Buyer’s rights in the Property. If Buyer’s rights in the Property are terminated, Buyer waives any and all rights and claims for reimbursement for improvements Buyer may have made to the Property. Buyer will be liable to Seller to the extent permitted by law for failure to comply with Paragraph 4A.

RANM Form 2401 Page 4 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS®ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

(2)	acceptance by Escrow Agent of any payment tendered will not be deemed a waiver by Seller of Buyer’s default or extension of the time for cure of any default under this Contract.

D.
AFFIDAVIT OF UNCURED DEFAULT AND ELECTION OF TERMINATION. A recordable affidavit (the “Default Affidavit”) made by Seller, Seller’s agent, or Escrow Agent, identifying the parties, stating the legal description of the Property or the recording date of this Contract, stating the date that Default Notice was given, stating that the specified default has not been cured within the time allowed and that Seller has elected to terminate Buyer’s right in the Property, and delivered to Escrow Agent, will be conclusive proof of the uncured default and election of termination of Buyer’s rights in the Property.

E.
BUYER BECOMES TENANT. Upon termination of Buyer’s rights in the Property, Buyer has no continuing right to possession. If Buyer remains in possession of the Property after Buyer’s rights in the Property have been terminated, Buyer will then become a tenant at will, for a rental amount equivalent to the regularly scheduled installment payment due and payable under this Contract, with the first such rental payment due immediately, in advance, and such tenancy being subject to termination by either party upon 30 days separate prior written notice. Seller’s acceptance of rental payment will not be deemed a waiver of any of Seller’s rights, nor will it constitute any manner of estoppel against Seller.

F.
LEGAL RIGHT TO EVICT BUYER. A forcible entry and detainer action, in addition to any other appropriate legal remedies, may be used by Seller, if necessary, to obtain possession of the Property following termination of Buyer’s rights in the Property and to terminate Buyer’s continued possession.

G.
NOTICE TO ASSIGNEES. In addition to sending a Default Notice to Buyer, Seller will send all Default Notices to all Assignees who have given written notice of their name, address, and interest in the Property and who have provided a copy of the Transfer Document to Escrow Agent.

H.
RIGHTS AND OBLIGATIONS SURVIVING TERMINATION. In the event the Property is rented, upon termination of Buyer’s rights in the Property, Buyer will provide an accounting to Seller of any prepaid rents and deposits received by Buyer from the Property, which obligation will survive termination. Notwithstanding the termination of Buyer’s rights to the Property, Buyer will be liable to Seller for any failure to maintain the property as required in Paragraph 4A, as well as for any unpaid taxes or utilities liens which survive the termination of Buyer’s rights, prepaid rent, and rental deposits.

9.	BINDING EFFECT. This Contract will bind and benefit the heirs, devisees, personal representatives, successors and assigns of Seller and Buyer.

10.	APPOINTMENT OF AND INSTRUCTIONS TO ESCROW AGENT.

A.	ESCROW AGENT. Seller and Buyer appoint as Escrow Agent: MTN STATES ESCROW CO.

B.	ESCROW DOCUMENTS. The following papers (the “Escrowed Documents”) are placed in escrow:
(1)	Signed copy of this Contract.
(2)	Original Warranty Deed signed by Seller.
(3)	Original Special Warranty Deed signed by Buyer.
(4)	OTHER ESCROW AGREEMENT

C.	PRIOR OBLIGATIONS. Add the following information, if applicable:
(1)	Name and address of mortgagees/escrow agents/servicing agents Account or Loan No.
(2)	Name and address of mortgagees/escrow agents/servicing agents Account or Loan No.
(3)	Name and address of mortgagees/escrow agents/servicing agents Account or Loan No

D.	FEES.

RANM Form 2401 Page 5 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

(1)
The escrow fees of Escrow Agent will be paid as follows:
ALL FEES PAID BY PURCHASER
If all or part of the fees are paid by Buyer, that amount will be in addition to the amounts due from Buyer provided in Paragraph 2.

(2)
Escrow Agent will accept all amounts paid in accordance with this Contract and remit the amounts received (less applicable escrow fees) as follows:
BOWLIN TRAVEL CENTERS, INC.
150 LOUISIANA NE
ALBUQUERQUE, NM 87108

E.
ACCEPTANCE OF PAYMENTS. All payments will be deemed provisionally accepted when tendered, subject to determination by Escrow Agent of the correct amount and the timeliness of the payment. After each Default Notice is mailed to Buyer and any Assignee, pursuant to Paragraph 8, and a copy is furnished to Escrow Agent, Escrow Agent will not accept less than the full amount of the sum stated as due in the Default Notice.

F.
RELEASE AND DELIVERY OF ESCROWED DOCUMENTS. Upon full payment of the Balance Due Seller and full performance under this Contract by Buyer, other than payment of the assumed Prior Obligations, Escrow Agent is directed to release and deliver the Escrowed Documents to Buyer.

G.
DEFAULT BY BUYER. If Seller or Seller’s agent delivers a Default Affidavit to Escrow Agent, then Escrow Agent will release and deliver the Escrowed Documents to Seller. Escrow Agent will be entitled to rely on the Default Affidavit as conclusive proof of termination.

H.
CHANGES IN ESCROW FEES. Escrow Agent may charge its standard escrow fees current as of the date the service is rendered, but all changes will become effective only after 60 days written notice to the party or parties paying the fee of Escrow Agent.

I.
INDEMNIFICATION. Seller and Buyer and any Assignee will each indemnify and save harmless Escrow Agent against all costs, damages, attorneys fees, expenses and liabilities which Escrow Agent may incur or sustain in connection with this Contract, including any interpleader or declaratory judgment action brought by Escrow Agent but not for the failure of Escrow Agent to comply with this Paragraph 10 or the negligence or intentional act of Escrow Agent.

J.
RESIGNATION BY ESCROW AGENT. Escrow Agent may resign as Escrow Agent, by giving Seller and Buyer 60 days written notice of intent to resign. Seller and Buyer will select a successor escrow agent and give written notice to Escrow Agent of the selection. If the parties fail, for any reason, to select a successor escrow agent and give Escrow Agent written notice of the selection within 60 days after mailing by Escrow Agent of notice of intent to resign, then Escrow Agent may select the successor escrow agent.

11.	SEVERABILITY CLAUSE. The invalidity or unenforceability of any provision of this Contract will not affect the validity or enforceability of the remainder of this Contract.

12.
ATTORNEYS FEES. If either party uses the services of any attorney to enforce that party’s rights or the other party’s obligations under this Contract, the prevailing party will recover reasonable attorneys fees and costs from the non-prevailing party.

13.
OTHER. SELLER WILL RELEASE PARCELS OF 1 ACRE OR MORE WITH PRINCIPAL REDUCTION OF $5,200.00 PER ACRE. ALL EXPENSES RELATED TO RELEASES OF PARCELS SUCH AS SURVEY, LEGAL, ESCROW COSTS, ETC. ALL TO BE PAID BY PURCHASER

14.	NO RELEASES SHALL BE GRANTED AT CLOSING DUE TO DOWN PAYMENT.

15.
IT IS FURTHER AGREED AND UNDERSTOOD THAT THE RELEASE OF LAND AT THE S.E. CORNER OF SUBJECT PROPERTY SHALL BE IN THE MINIMUM AMOUNT OF 5 ACRES AND SHALL REQUIRE A $30,000.00 PRINCIPAL REDUCTION. THIS WOULD BE A PARCEL BOUNDED BY LA LUZ GATE ROAD ON THE SOUTH AND HW54-70 ON THE EAST. IT IS AGREED AND UNDERSTOOD THAT THE 5 ACRES WOULD HAVE A MINIMUM OF 328 FRONTAGE OF LA LUZ GATE ROAD.

**PURCHASER AGREES TO THE ATTACHED “EXHIBIT B” AS SIGN #1

RANM Form 2401 Page 6 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

SELLER AGREES TO REMOVE OR RELOCATE BILLBOARD LOCATED AT N.W. CORNER OF LA LUZ GATE ROAD AND HW 54-70, TO A POINT AT LEAST 250' N. OF ITS PRESENT LOCATION. SELLER SHALL HAVE 90 DAYS NOTICE. SUCH ACTION WILL BE DUE TO SOME EVENT SUCH AS DEVELOPMENT, LEASE OR SALE OF PARCEL CONTAINING BILLBOARD. IN ADDITION, PURCHASER ACKNOWLEDGES EXISTING ADVERTISING SIGN ACCESS AND MAINTENANCE EASEMENT EXISTING ON PROPERTY, AND SHALL CONTINUE TO GRANT INGRESS AND EGRESS.

RANM Form 2401 Page 7 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

REALTORS® ASSOCIATION OF NEW MEXICO
REAL ESTATE CONTRACT

CAUTION: PLEASE READ THIS ENTIRE CONTRACT BEFORE SIGNING. IF YOU DO NOT UNDERSTAND THIS CONTRACT, PLEASE CONSULT YOUR ATTORNEY.

BOWLIN TRAVEL CENTERS INC.	LOST RIVER ESTATES, LLC

/s/ BEVERLY A. COKER

BY: M.L. BOWLIN, PRESIDENT Date	BY: BEVERLY A. COKER, REGISTERED AGENT

/s/ M.L. BOWLIN 9/2/05

Date	Date

ACKNOWLEDGEMENT FOR ENTITIES

STATE OF NEW MEXICO
COUNTY OF OTERO

This instrument was acknowledged before me on AUGUST 31, 2005 by BEVERLY A. COKER of LOST RIVER ESTATES, LLC, as REGISTERED AGENT.

/s/ Amber Sanchez

NOTARY PUBLIC My commission expires: 08/29/08

STATE OF NEW MEXICO
COUNTY OF Bernalillo

This instrument was acknowledged before me on SEPTEMBER 2, 2005 by M.L. BOWLIN of BOWLIN TRAVEL CENTERS INCORPORATED as PRESIDENT.

/s/ Cynthia K. Biggers

NOTARY PUBLIC My commission expires: 12/16/05

RANM Form 2401 Page 8 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer BAC Seller MLB

EXHIBIT
“A”

A TRACT OF LAND IN THE SW1/4 OF SECTION 28 AND IN THE NW1/4 NE1/4 OF SECTION 33, T15S, R10E, NMPM, OTERO COUNTY, NEW MEXICO, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT THE SOUTH ONE-QUARTER CORNER OF SAID SECTION 28 AND GOING N 00° 40' 36" W ALONG THE NORTH-SOUTH CENTERLINE OF SAID SECTION 28 A DISTANCE OF 1328.22 FEET THENCE S 89° 31' 53" E A DISTANCE OF 538.88 FEET TO THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 54/70; THENCE S 19° 11' 07" E ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 1363.50 FEET TO THE NORTH RIGHT-OF-WAY LINE OF LA LUZ GATE ROAD; THENCE S 82° 12' 42" W ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 979.95 FEET; THENCE N 00° 12' 12" W A DISTANCE OF 96.84 FEET TO THE SAID PLACE OF BEGINNING.

SUBJECT TO THAT CERTAIN PERPETUAL OUTDOOR ADVERTISING SIGN EASEMENT

DESCRIPTION

A 75-FOOT PERPETUAL OUTDOOR ADVERTISING SIGN EASEMENT IN THE SE1/4 OF SECTION 28, T15S, R10E, NMPM, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

STARTING AT THE SOUTH ONE-QUARTER CORNER OF SAID SECTION 28 AND GOING S 89° 38' 28" E ALONG THE SOUTH LINE OF SAID SECTION 28 A DISTANCE OF 895.93 FEET TO THE WEST RIGHT-OF-WAY LINE OF HIGHWAY 54/70; THENCE N 19° 11' 07" W ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 44.60 FEET TO THE PLACE OF BEGINNING OF THE HEREIN DESCRIBED EASEMENT; THENCE S 82° 12' 42" W A DISTANCE OF 76.51 FEET; THENCE N 29° 11' 07" W A DISTANCE OF 1375.16 FEET; THENCE S 89° 31' 53" E A DISTANCE OF 79.64 FEET TO THE WEST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 54/70; THENCE S 19° 11' 07" E ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 1363.50 FEET TO THE SAID PLACE OF BEGINNING.

SUBJECT TO ANY RIGHTS-OF-WAY OR OTHER EASEMENTS AS GRANTED OR RESERVED BY INSTRUMENTS OF RECORD OR AS NOW EXISTING ON SAID TRACT.

RANM Form 2401 Page 9 of 9	2000 REALTORS@ Association of New Mexico	Initials: Buyer Buyer BAC Seller MLB

EXHIBIT
“B”

Know by all men these presents, that BOWLIN Travel Centers Incorporated, a Nevada corporation (hereinafter referred to as GRANTEE), whose principal address is 150 Louisiana Blvd. NE, Albuquerque, NM 87108, hereby creates and Easement in Perpetuity for Outdoor Advertising sign(s) on the land described hereunder, and attached hereto as Exhibit “A” in Otero County in the state of New Mexico (the “Property”) and other described as: Tract B on Exhibit A survey attached. Easements shall apply to signs as identified on Exhibit B, attached, as sign numbers 2, 3, 4, and 5.

Description and Purpose of Easement: Easement in perpetuity along with the right of ingress into and egress through the Property for the assembly, installation, operation, maintenance, repair, electrification, and removal of outdoor advertising sign structure(s) & related devices; including the right to trim or remove any vegetation on the Property that might block view of the sign from Highway 54/70; and including all airspace rights. GRANTOR covenants that it, its assign, heirs, successors in interest, and lessees will in no way block access to the sign, nor will they block access to the easement or construct anything permanent within the Easement; nor will they block the line of sight of any of the advertising displays installed on any of the signs as viewed from Highway 54/70. Survey of the Easement(s) is attached hereto as Exhibit “A”. This Easement shall be binding upon all successor’s in interest in the Property, or any divided portions thereof, described in the attached Exhibit “A”.

EXECUTED this 15th day of July, 2005.

/s/ Kit Johnson

Kit Johnson, DO Bowlin Travel Centers, Inc.